Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Cash And Cash Equivalents [Abstract]
Cash balances	$ 4,647	$ 8,410
Bank balances	784,957	655,226
Time deposits	1,065,378	629,716
Other fixed-income instruments	49,303	179,411
Total	$ 1,904,285	$ 1,472,763